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                                                                    EXHIBIT 99.6

                             STOCKHOLDERS AGREEMENT

         STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of October 15, 2002, between Leucadia National Corporation, a New York corporation ("Purchaser"), and WilTel Communications Group, Inc. (the "Company").

         A. Williams Communications Group, Inc., the predecessor to the Company, and Purchaser have entered into an Investment Agreement, dated as of July 26, 2002, as amended on September 30, 2002 and October 15, 2002 (the "Investment Agreement"), pursuant to which, among other things, on the terms and subject to the conditions thereof, Purchaser has acquired shares of common stock of the Company (the "Common Stock").

         B. Purchaser has acquired pursuant to the Company's Chapter 11 plan of reorganization referred to in the Investment Agreement (the "Chapter 11 Plan") additional shares of common stock of the Company on account of certain claims purchased from The Williams Companies, Inc. ("TWC") such that Purchaser beneficially owns 45% (subject to dilution to 44% as contemplated by the Chapter 11 Plan) of the Company's issued and outstanding common stock as of the date hereof.

         C. The Company and Purchaser desire to make certain provisions in respect of their relationship.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

                                 I. DEFINITIONS

                  1.1 Definitions. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein:

                  "Affiliate" of any Person means any other Person, that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; and, for the purposes of this definition only, "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or activities of a Person whether through the ownership of securities, by contract or agency or otherwise; provided that as such term is used in this Agreement the Investor shall not be included as an Affiliate of the Company.

                  "Articles of Incorporation" means the Company's Articles of Incorporation, as in effect from time to time.

                  "Assumption Agreement" means an agreement in writing in substantially the form of Exhibit A hereto pursuant to which the party thereto agrees to be bound by the terms and provisions of this Agreement.

                  "Backend Merger" means a merger of the Company that is consummated following the consummation of a Permitted Investor Tender Offer in which holders of Voting




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Securities are entitled to receive at least the same consideration per Voting
Security as was payable to holders of Voting Securities of the same class in such Permitted Investor Tender Offer.

                  A Person will be deemed the "beneficial owner" of, and will be deemed to "beneficially own," and will be deemed to have "beneficial ownership" of:

                           (i) any securities that such Person or any of such
                  Person's Affiliates is deemed to "beneficially own" within the meaning of Rule 13d-3 under the Exchange Act, as in effect on the date of this Agreement and any securities deposited into a trust established by the Person the sole beneficiaries of which are the shareholders of the Person; and

                           (ii) any securities (the "underlying securities")
                  that such Person or any of such Person's Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise (it being understood that such Person will also be deemed to be the beneficial owner of the securities convertible into or exchangeable for the underlying securities);

                           (iii) any Securities beneficially owned by persons
                  that are part of a "group" (within the meaning of Rule 13d-5(b) under the Exchange Act) with such Person.

                  "Board" means the Board of Directors of the Company.

                  "Board Approval" means the prior written consent specifically expressed in a resolution approved by a majority of the members of the Board who are Independent Company Directors.

                  "Committee Independent Company Director" shall mean the following four Independent Company Directors: John Patrick Collins, William H. Cunningham, Michael Diament and Michael P. Ressner, and any Replacement Committee Independent Company Director Nominee (as defined below) who is duly appointed or elected to the Board as provided in Section 3.4 herein.

                  "Corporation Securities" shall have the meaning given to such term in the Articles of Incorporation.

                  "Effective Date" means October 15, 2002.

                  "Escrow Agreement" means the Escrow Agreement dated as of October 15, 2002 between the Company, TWC, the Purchaser and The Bank of New York as escrow agent.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.





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                  "Independent Company Director" means an individual who is a member of the Board who (a) is "independent" of the Company within the meaning of (i) the rules of the New York Stock Exchange or if the Company is listed or traded on another stock exchange, the principal stock exchange on which the Company's Common Stock is listed or traded and (ii) applicable rules of the Securities and Exchange Commission, in each case as may be in effect from time to time, (b) is not a Related Investor Party pursuant to any of clauses (a) -
(d) of the definition of Related Investor Party, and (c) is not an officer or employee of the Company or any of its Affiliates; provided however that no more than two of the Purchaser Designees who meet the provisions of the foregoing clauses (a) through (c) shall be deemed to be Independent Company Directors for purposes of this Agreement even if more than two Purchaser Designees otherwise meet the provisions of the foregoing clauses (a) through (c).

                  "Initial Standstill Period" means the period commencing on the date of this Agreement and ending on the second anniversary of the Effective Date.

                  "Investor" means Purchaser and its Affiliates.

                  "Permitted Investor Tender Offer" means a tender or exchange offer made by or on behalf of the Investor for Voting Securities that (i) is subject to a non-waivable condition that the holders of at least a majority of the Voting Securities that are not beneficially owned by the Investor have tendered and not withdrawn their Voting Securities (the "Minimum Tender Condition"), (ii) is open to all holders of Voting Securities, (iii) provides for the payment of consideration to all holders of Voting Securities of each class whose shares are purchased in the tender or exchange offer that is the same form of consideration payable and consideration at least equal in value to the consideration paid to any other holder of Voting Securities of the same class during the tender or exchange offer, (iv) complies with the applicable provisions of the Exchange Act, (v) is consummated by the purchase of all Securities tendered therein and not withdrawn, subject to pro ration if the number of Voting Securities that are tendered exceeds the amount sought to be purchased, after satisfaction and without waiver of the Minimum Tender Condition, and (vi) seeks to purchase (and are purchased to the extent Voting Securities are tendered therein and not withdrawn) at least a majority of the Voting Securities that are not beneficially owned by the Investor.

                  "Permitted Sale" means (i) any Transfer of Securities after Purchaser has received prior Board Approval or Stockholder Approval of such Transfer, (ii) any Transfer of Corporation Securities described in Article IV,
Section 3.C.(ii)(C)(2) and (3)of the Articles of Incorporation, (iii) any Transfer of Voting Securities pursuant to a tender or exchange offer by or on behalf of a Person other than the Investor that is permitted by and is in accordance with Section 2.2(d) and (iv) the surrender by the Purchaser to the Company of the Common Stock issued to the Purchaser pursuant to the Investment Agreement and the surrender by the Purchaser to TWC of the Common Stock distributed to the Purchaser pursuant to the Chapter 11 Plan, all in accordance with the terms of Section 5 of the Escrow Agreement (the "Escrow Unwind"). Notwithstanding the foregoing, no Investor may Transfer any Voting Securities pursuant to clauses (i)-(iii) unless such Transfer is permitted by and in compliance with clause (b), (c) or (d) of Section 4.1 and Section 4.1(f).




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                  "Permitted Transferees" means any Person to whom Securities are Transferred in a Transfer not in violation of this Agreement, which includes any Person to whom a Permitted Transferee of any Investor (or a Permitted Transferee of a Permitted Transferee) so further Transfers Securities, and who is required to, and does, become bound by the terms of this Agreement.

                  "Person" means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a trust or other entity or organization, including without limitation a government or political subdivision or an agency or instrumentality thereof.

                  "Public Offering" means the sale of common stock of the Company to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act.

                  "Related Investor Party" means any of the following: (a) an individual who is not "independent" of the Investor within the meaning of the rules of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission, in each case as may be in effect from time to time, (b) an individual who is an Affiliate of the Purchaser or an officer, director or employee of the Investor, (c) an individual or entity that is the beneficial owner of more than 10% of the voting power of the Investor, (d) an individual or entity that has any relationship of the type that would be required to be disclosed by the Investor under Item 404(b) of Regulation S-K under the Exchange Act and the Securities Act if the Investor were the "registrant" and the individual was a director or nominee for election as a director to the board of directors of the Investor, and (e) any Purchaser Designee that is not an Independent Company Director.

                  "Securities" means the Common Stock, all other equity or debt securities of the Company and its subsidiaries and all other securities convertible into, exchangeable for or exercisable for any such securities (whether immediately or otherwise).

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Standstill Period" means the period commencing on the date of this Agreement and ending on the fifth anniversary thereof.

                  "Stockholder Approval" means the approval of the holders of a majority of the Voting Securities that are not beneficially owned by the Investor, voting together as a single class.

                  "Subsidiary" means any corporation or other organization, whether incorporated or unincorporated, of which such party directly or indirectly owns or controls more than 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions.

                  "Third Party Sale Transaction" means any of the following that has not been approved or recommended by a majority of the members of the Board:
(i) any tender or exchange offer for Voting Securities made by a Person other than (A) the Company or one of its






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wholly owned Subsidiaries or (B) directly or indirectly, the Investor or (ii)
any merger, consolidation, business combination, sale of all or substantially all of the assets of the Company and its Subsidiaries, dissolution, liquidation, restructuring, recapitalization or similar transaction of or involving the Company.

                  "Transfer" means a transfer, sale, assignment, pledge, hypothecation or disposition.

                  "Voting Securities" means all securities entitled to vote generally in the election of directors of the Company (without giving effect to any limitations on voting in this Agreement).

                                 II. STANDSTILL

                  2.1 Limitation on Purchases During Standstill Period. During the Standstill Period, the Investor will not acquire or agree to acquire beneficial ownership of any Security, except in connection with:

                           (a) the acquisition of Common Stock pursuant to the
                  Investment Agreement and the Chapter 11 Plan in respect of TWC claims;

                           (b) any acquisition of Securities after the Investor
                  has received prior Board Approval or Stockholder Approval of such acquisition;

                           (c) during the Initial Standstill Period, the
                  acquisition of beneficial ownership of a number of Corporation Securities which represent a percentage of the issued and outstanding Corporation Securities at the time of the acquisition that is no greater than the percentage calculated by subtracting (A) the percentage of the issued and outstanding Corporation Securities beneficially owned by the Purchaser immediately following the Effective Date and any Corporation Securities subsequently acquired by the Investor from (B) 49%, provided, however, that no acquisition pursuant to this clause (c) will be permitted if it would not be permitted under clause (d);

                           (d) the acquisition of beneficial ownership of Voting
                  Securities if following such acquisition, the Investor would not beneficially own more than 49% of the Voting Securities issued and outstanding at the time of such acquisition; or

                           (e) the acquisition of Voting Securities pursuant to
                  a Permitted Investor Tender Offer following the end of the Initial Standstill Period.

         No acquisition of Securities by the Investor that would be permitted by
Article IV, Section 3.C.(ii)(B)(3) of the Articles of Incorporation may be consummated unless it also complies with the requirements of this Agreement.

                  2.2 Other Restrictions. (a) Prior Board Approval or prior Stockholder Approval shall be required for each of the following to be effected during the Standstill Period:




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                           (i) any transaction between or involving the Company
                  or any of its Subsidiaries, on the one hand, and the Investor or any Related Investor Party, on the other hand, other than
                  (x) a Permitted Investor Tender Offer following the end of the Initial Standstill Period and (y) the Escrow Unwind; and

                           (ii) the termination (other than in accordance with
                  its terms) or amendment of this Agreement.

During the Standstill Period, the Investor may solicit proxies or votes from, attempt to influence, or otherwise advise, the stockholders of the Company in order to attempt to obtain Stockholder Approval for any transaction, including without limitation, for purposes of this Section 2.2(a) or Article IV, Section 3.G. of the Articles of Incorporation, provided that neither the Investor nor any Related Investor Party may provide any payment or consideration to the holder of any Voting Securities in return for such proxies or votes unless such payment or consideration is offered to all holders of Voting Securities (other than Voting Securities beneficially owned by the Investor) on a pro rata basis but need only be paid to stockholders who vote as requested by the Investor or any Related Investor Party or provide such a proxy.

                  (b) During the Standstill Period, prior Board Approval shall be required to effect any change to the Bylaws of the Company to change the provisions of the Bylaws relating to the nomination of persons for election to the Board or the imposition or deletion of any super-majority requirement or stockholder approval requirement for the amendment of the Bylaws or Articles of Incorporation.

                  (c) During the Standstill Period, the Investor will not and will not permit any person that is a part of a "group" (within the meaning of Rule 13d-5(b) under the Exchange Act) with the Investor, or any other Person on their behalf, to commence any tender or exchange offer for Voting Securities other than a Permitted Investor Tender Offer following the end of the Initial Standstill Period.

                  (d) During the Standstill Period, the Investor may tender any Securities beneficially owned by it in connection with, and may give a proxy to vote or otherwise agree to vote its Voting Securities for or otherwise support, any Third Party Sale Transaction, provided, however, that, as a condition to such tender, proxy, vote or support, the Investor will require, as a condition to the effectiveness of such tender, proxy, vote or agreement that the Persons or Persons proposing to be parties to the Third Party Sale Transaction (the "Third Party") agree for the benefit of the holders of Voting Securities that are not beneficially owned by the Investor that (i) the consideration payable to holders of each class of Voting Securities in the Third Party Sale Transaction will be the same form of consideration payable and at least equal in value to the consideration payable to any other holders of the same class of Voting Securities in the Third Party Sale Transaction (including for these purposes any consideration otherwise directly or indirectly paid to the Investor in respect of Voting Securities beneficially owned by it from such proposing Person or Persons in any transaction or series of transactions related to the Third Party Sale Transaction), (ii) all holders of Voting Securities will be provided the opportunity to participate in the Third Party Sale Transaction, provided that all holders of Voting Securities, including without limitation, the Investor, will be subject to pro ration if the number of Voting Securities sought to be acquired by the Third Party is less than all of the issued






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and outstanding Voting Securities, and (iii) the Third Party Sale Transaction
will seek and, to the extent holders of Voting Securities vote, tender (and do not withdraw) or otherwise agree to participate, be consummated by the acquisition by the Third Party or its Affiliates of at least a majority of the Voting Securities not beneficially owned by the Investor. The restrictions in the foregoing proviso will not apply to a Third Party Sale Transaction that is a tender or exchange offer that would result in a third party having beneficial ownership of no more than 49% of the Voting Securities if the Person acquiring beneficial ownership of Voting Securities in such tender or exchange offer enters into an Assumption Agreement prior to consummation of the tender or exchange offer and no Transfer of Voting Securities by the Investor to such Person will be effective unless and until the Transferee enters into and delivers to the Company an Assumption Agreement.

                  (e) Prior to the third anniversary of the Effective Date, the Investor will not directly or indirectly cause the effectuation of a merger with the Company following a Permitted Investor Tender Offer unless such merger is a Backend Merger.

                     III. BOARD REPRESENTATION; CONSULTATION

                  3.1 Nomination and Voting for Purchaser Designees. (a) From and after the date of this Agreement at each election of members of the Board, the Company will use its best efforts to ensure that the Board nominates for election (or reelection) and solicits votes of stockholders of the Company for the election of (i) for so long as Purchaser and its Affiliates beneficially own at least 20% of the Common Stock issued and outstanding at such time, at least four persons designated by Purchaser for election to the Board (each, a "Purchaser Designee"), at least two of whom must be Independent Company Directors (each, a "Purchaser Independent Company Director"); and (ii) for so long as Purchaser and its Affiliates beneficially own at least 10% of the Common Stock issued and outstanding at such time, at least one Purchaser Designee. Each Purchaser Designee will, at all times during his or her service on the Board, be qualified to serve as a director of the Company under any applicable law, rule or regulation imposing or creating standards or eligibility criteria for individuals serving as directors of organizations such as the Company. If at any time, an individual Purchaser Designee is not so qualified, Purchaser will have the opportunity to replace such individual with a qualified Purchaser Designee.

                  (b) Each Purchaser Designee will serve until his successor is elected and qualified or until his earlier resignation, retirement, disqualification, removal from office, or death.

                  (c) If any Purchaser Designee ceases to be a director of the Company for any reason, the Company will promptly upon the request of Purchaser use its best efforts to cause a person designated by Purchaser to replace such director if Purchaser is so entitled.

                  (d) Purchaser agrees to cause the applicable number of Purchaser Designees to promptly resign in the event Purchaser's beneficial ownership of Common Stock declines such that Purchaser and its Affiliates would no longer have the right to designate such person.




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                  (e) The total number of seats on the Board (including any
vacant seats) will in all events be nine.

                  (f) The Company will use its best efforts to cause at least one Purchaser Designee designated by the Purchaser to be included on each committee of the Board, unless no Purchaser Designee satisfies any applicable, law, rule or regulation imposing or creating standards or eligibility criteria for individuals serving as members of committees of such type. The Company will use its best efforts to (i) cause the nominating committee of the Board (the "Nominating Committee") to consist of two members and (ii) cause one of the members of the Nominating Committee to be a Purchaser Designee designated by Purchaser to serve on that committee and the other member of the Nominating Committee to be an Independent Company Director. The Purchaser and the Company agree that to the extent the members of the Nominating Committee are unable to agree on the identity of any of the individuals to be nominated for election to the Board on or before the latest time at which the Company can reasonably meet its obligations with respect to printing and mailing a proxy statement for an annual meeting of Company stockholders, the Board (by majority vote of all current members) shall select Persons to be nominated for those remaining Board seats as to which the Nominating Committee has not agreed on the individual to be nominated.

                  3.2 Access. The Company will, and will cause its Subsidiaries and each of the Company's and its Subsidiaries' officers, directors, employees, agents, representatives, accountants and counsel to: (a) afford the officers, employees and authorized agents, accountants, counsel, financing sources and representatives of Purchaser reasonable access, during normal business hours, to the offices, properties, other facilities, books and records of the Company and each Subsidiary and to those officers, directors, employees, agents, accountants and counsel of the Company and of each Subsidiary who have any knowledge relating to the Company or any Subsidiary and (b) furnish to the officers, employees and authorized agents, accountants, counsel, financing sources and representatives of Purchaser, such additional financial and operating data and other information regarding the assets, properties and goodwill of the Company and its Subsidiaries (or legible copies thereof) as Purchaser may from time to time reasonably request (other than information and material from the Company's counsel which is subject to the attorney/client privilege, which information and material will be made available to the Purchaser Designees in their capacity as members of the Board).

                  3.3 Independent Board. Each Investor will use its best efforts to cause the Board at all times during the Standstill Period to be comprised of no more or less than nine directors, six of whom shall be Independent Company Directors, one of whom shall be the Chief Executive Officer of the Company (or such other executive officer of the Company as is designated by a majority of the Board) and two of whom may be directors who are not Independent Company Directors (but, subject to Section 3.1, may be Purchaser Designees).

                  3.4 Replacement Committee Independent Company Directors.

                  (a) During the Initial Standstill Period, the Company and the Purchaser will use their best efforts to ensure that a nominating committee consisting of all of the then existing Committee Independent Company Directors (the "Independent Nominating Committee") shall be constituted to the extent required pursuant to Section 3.4(b). The Independent Nominating





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Committee shall be constituted solely for the purposes of Section 3.4(b) below and shall be a separate committee from the Nominating Committee.

                  (b) If, during the Initial Standstill Period, any Committee Independent Company Director resigns, is disqualified, is removed, or dies, then a majority of the Independent Nominating Committee shall be entitled to select two (2) nominees to replace such Committee Independent Company Director (a "Replacement Committee Independent Company Director Nominee"), and shall promptly notify the Purchaser of those nominees in writing. The Purchaser will then have 14 days from the receipt of such notice to reject one (1) of those nominees by giving the Independent Nominating Committee written notice of such rejection; provided, however, that this time shall be extended if the Purchaser requests to meet the nominees; provided, further, that the Purchaser shall give written notice of such rejection no later than three (3) days after the later of such meetings with each nominee. The Purchaser will use its reasonable best efforts to meet the nominees, if so requested, as soon as practicable. If the Purchaser gives timely notice of such a rejection, then the other nominee will automatically become a Replacement Committee Independent Company Director Nominee. If the Purchaser does not timely reject a nominee, then a majority of the Independent Nominating Committee will select which of the two (2) nominees shall become a Replacement Committee Independent Company Director Nominee. Upon completion of this selection process, the Company and the Purchaser will use their best efforts to cause the Replacement Committee Independent Company Director Nominee to be appointed to the Board. Notwithstanding the foregoing, any Replacement Committee Independent Company Director Nominee shall be required to be qualified to serve as a director of the Company under any applicable law, rule or regulation imposing or creating standards or eligibility criteria for individuals serving as directors of organizations such as the Company.

                  (c) If there are no remaining Committee Independent Company Directors (because each has resigned, been disqualified, been removed or died or intends to resign, or will be disqualified or be removed), a majority of the departing Committee Independent Company Directors shall be entitled to select Replacement Committee Independent Company Director Nominees pursuant to (b) above.

                  (d) The Independent Nominating Committee shall notify the Purchaser of its proposed Replacement Committee Independent Company Director Nominees pursuant to Section 3.4(b) above not more than thirty (30) days following the applicable resignation, disqualification, removal or death. If such notification does not occur within such time period, the selection of Replacement Committee Independent Company Director Nominees will be made in accordance with the Company's Articles of Incorporation and Bylaws and otherwise in accordance with Title 78 of the Nevada Revised Statutes and not by an Independent Nominating Committee.

                  3.5 Voting for Company Nominees. During the Initial Standstill Period, each Investor will vote all Voting Securities that it beneficially owns at any meeting of stockholders at which there is an election of directors, or will execute written consents for such purpose at the request of the Company, for (i) the election of any of the Committee Independent Company Directors upon expiration of any Committee Independent Company Director's term, and (ii) the



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election of any Replacement Committee Independent Company Director Nominee who
has been selected pursuant to the procedures detailed in Section 3.4 above.

                  3.6 Confidentiality. (a) Each Investor agrees to maintain, and to cause each of its directors, officers, employees and other representatives (including any Purchaser Designee) to maintain, the confidentiality of all information obtained by the Investor pursuant to Section 3.2 hereof, and not to use such information for any purpose other than the evaluation of such Investor's investment in the Company and the exercise by Purchaser Designees of their fiduciary duties as directors of the Company.

                  (b) Notwithstanding the foregoing, the confidentiality obligations of Section 3.6(a) and (b) will not apply to information obtained other than in violation of this Agreement: (i) which any Investor or any of its officers, employees, representatives, consultants or advisors is required to disclose by judicial or administrative process, or by other requirements of applicable law or any governmental authority, provided that where and to the extent practicable the disclosing party gives the other party reasonable notice of any such requirement and the opportunity to seek appropriate protective measures and cooperates with such party in attempting to obtain such protective measures; (ii) which becomes available to the public other than as a result of a breach of Section 3.6(a); (iii) which has been provided to any Investor or any of its officers, employees, representatives, consultants or advisors by a third party who obtained such information other than from any such Person or other than as a result of a breach of Section 3.6(a); or (iv) which is required to enable such Investor to enforce its rights hereunder.

                  (c) The restrictions contained in this Section 3.6 will continue to apply to each Investor for a period of two years following the termination of this Article III pursuant to Section 5.1(a).

                           IV. TRANSFER OF SECURITIES

                  4.1 Transferability. (a) During the Initial Standstill Period, no Investor will Transfer beneficial or record ownership of any Voting Security except in connection with (x) a transaction permitted by and in compliance with clause (b) below or a Permitted Sale that, with respect to each of clauses (i)-
(iii) of the definition of Permitted Sale, is also permitted by and in compliance with clauses (c) or (d) and (f) below or (y) the Escrow Unwind. From and after the end of the Initial Standstill Period, any Investor may Transfer beneficial or record ownership of any Voting Securities, subject to compliance with Section 2.2(d) and clauses (b), (c) or (d) and (f) below. No Transfer of beneficial or record ownership of Securities by any Investor that would otherwise be permitted by Article IV, Section 3.C.(ii)(C)(2) and (3) of the Articles of Incorporation may be consummated unless it also complies with the requirements of this Agreement.

                  (b) Any Investor may Transfer all or any part of the Voting Securities beneficially owned by it at any time to any controlled Subsidiary of such Investor or any trust established by the Investor the sole beneficiaries of which are the shareholders of the Investors; provided that, prior to such Transfer, (i) 5 business days' notice of such Transfer is given to the Company and (ii) the Person to whom such Voting Securities are to be Transferred enters into an Assumption Agreement.




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                  (c) Any Investor may Transfer all or any part of the Voting
Securities beneficially owned by it pursuant to a Public Offering or in open-market sales in accordance with Rule 144 under the Securities Act.

                  (d) Any Investor may Transfer all or any part of the Voting Securities beneficially owned by it in any sale that is exempt from registration under the Securities Act so long as such Transfer is to a Person who is not the Investor or who is not otherwise acting in concert or pursuant to an arrangement or understanding with the Investor with respect to Voting Securities; provided, that with respect to any such Transfer (or series of Transfers to the same Transferee or any of its Affiliates) that would result in the Transferee having beneficial ownership of 20% or more of the outstanding Voting Securities, unless prior Board Approval or Stockholder Approval of the Transfer has been obtained, such Transfer will only be effective if (a) the Transferee enters into and delivers to the Company an Assumption Agreement and (b) as a result of such Transfer, the Transferee does not beneficially own more than 49% of the Voting Securities.

                  (e) In the event of any purported Transfer by any Investor of any Voting Security not made in compliance with this Section 4.1, such purported Transfer will be void and of no effect and the Company will not give effect to such Transfer. The Company will be entitled to treat the prior owner as the holder of any such securities not Transferred in accordance with this Agreement.

                  (f) Each certificate representing Voting Securities issued to any Investor will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law (the "Legend")):

                  "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT BETWEEN THE COMPANY AND LEUCADIA NATIONAL CORPORATION, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT."

                  "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR ANY OTHER APPLICABLE LAW OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

The Legend will be removed by the Company by the delivery of substitute certificates without such Legend in the event of (i) a Transfer permitted by
Section 4.1 to any Person who is not required to enter into an Assumption Agreement as a condition to such Transfer or (ii) the termination of this
Article IV pursuant to the terms of this Agreement, provided, however, that the second paragraph of such Legend will only be removed if at such time a legal opinion from counsel to the Transferee shall have been obtained to the effect that such legend is no longer required for purposes of applicable securities laws.

                  (g) The Company agrees that, if the Company is required to file reports under the Exchange Act, for so long as and to the extent necessary to permit any Investor to sell any Voting Securities pursuant to Rule 144, the Company will use its reasonable efforts to file, on a timely basis, all reports required to be filed with the SEC by it pursuant to Section 13 of the Exchange Act, furnish to the Investors upon request a written statement as to whether the Company has complied with such reporting requirements during the 12 months preceding any proposed sale under Rule 144 and otherwise use its reasonable efforts to permit such sales pursuant to Rule 144.

                  (h) Transfers of securities as contemplated by the Escrow Agreement in the event of an Escrow Unwind shall not be subject to this Article IV.

                                 V. TERMINATION

              5.1 Termination. The provisions of this Agreement specified below will terminate, and be of no further force or effect (other than with respect to prior breaches), as follows:

                  (a) Article III will terminate at such time as the Investor shall cease to have the right to designate a Purchaser Designee.

                  (b) Articles II and IV (other than Section 4.1(f) to the extent applicable) will terminate five years after the date of this Agreement; provided, however, that Article II and the provisos set forth in Section 4.1(b) and (d) shall terminate upon the earliest to occur of (i) the acquisition by any Person (other than the Investor) of beneficial ownership of 33% or more of the issued and outstanding Voting Securities (excluding for purposes of such calculation any securities convertible into, exchangeable for or exercisable for any Voting Securities until such time as such securities become immediately convertible into, exchangeable for or exercisable for any Voting Securities) ("33% Ownership"), provided, however, that Articles II and the provisos set forth in Sections 4.1(b) and (d) will not terminate pursuant to this clause (i) until the fifth anniversary of this Agreement as to any Person who becomes an Investor if the acquisition of 33% Ownership by such Person referred to in clause (i) was as a result of the acquisition by such Person of Voting Securities in a transaction in which such Person was required to, and did, become bound by the terms of this Agreement, (ii) prior Board Approval or Stockholder Approval of the acquisition by the Investor of Voting Securities that would, or the consummation of a Permitted Investor Tender Offer following the end of the Initial Standstill Period that does, result in the Investor beneficially owning more than 50% of the issued and outstanding Voting Securities, and (iii) at such time as the Investor no longer has the right to have a Purchaser Designee designated to the Board pursuant to Section 3.1(a) hereof.

                  (c) Subject to Section 2.2(a), any portion or all of this Agreement will terminate and be of no further force and effect upon a written agreement of the parties to that effect.

                  (d) Notwithstanding Section 2.2(a), this Agreement will terminate and be of no further force and effect as to the Purchaser and its Affiliates upon the occurrence of the Escrow Unwind.

                                VI. MISCELLANEOUS

              6.1 Specific Performance. The parties agree that any breach by any of them of any provision of this Agreement would irreparably injure the Company or the Investor, as the case may be, and that money damages would be an inadequate remedy therefor. Accordingly, the parties agree that the other parties will be entitled to one or more injunctions enjoining any such breach and requiring specific performance of this Agreement and consent to the entry thereof, in addition to any other remedy to which such other parties are entitled at law or in equity.

              6.2 Notices. All notices, requests and other communications to either party hereunder will be in writing (including telecopy or similar writing) and will be given:

                  If to the Company, to:

                  WilTel Communications Group, Inc.
                  One Technology Center
                  Tulsa, Oklahoma 74103
                  Attention: P. David Newsome, Jr., Esq.
                  Fax: (918) 547-0048

                  with a copy to:

                  Jones, Day, Reavis & Pogue
                  222 East 41st Street
                  New York, New York 10017
                  Attention: Corinne Ball, Esq.
                  Fax: (212) 755-7306

                  If to Purchaser, to:

                  Leucadia National Corporation
                  315 Park Avenue South
                  New York, New York 10010
                  Attention: Joseph Steinberg
                  Fax: (212) 598-3241
                  with a copy to:

                  Schulte Roth & Zabel, LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention: Michael L. Cook, Esq.
                             Michael R. Littenberg, Esq.
                  Fax: (212) 593-5955

or such other address or telecopier number as such party may hereafter specify by notice to the other party hereto. Each such notice, request or other communication will be effective only when actually delivered at the address specified in this Section 6.2, if delivered prior to 5:00 p.m.(local time) and such day is a business day, and if not, then such notice, request or other communication will not be effective until the next succeeding business day.

              6.3 Amendments: No Waivers. (a) Subject to Section 2.2(a), any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and Purchaser (who will have the authority to bind all Investors), or in the case of a waiver, by the party against whom the waiver is to be effective.

                  (b) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

              6.4 Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that none of the parties may assign, delegate or otherwise transfer any of their rights or obligations under this Agreement without the written consent of the other parties hereto, except that the Purchaser may transfer any of its rights hereunder to any of its Subsidiaries (and any such Subsidiary may further transfer its rights hereunder to other Subsidiaries of the Purchaser) provided, further, however, that the Purchaser or such transferor Subsidiary shall not dispose of a majority of the voting power of such Subsidiary in any transaction or series of transactions unless either (i) the transfer of the rights effectuated pursuant to such transactions would have otherwise been permitted under this Agreement or (ii) the rights under this Agreement shall have been transferred back to the prior transferor thereof. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto or their Permitted Transferees any rights or remedies hereunder.

              6.5 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each party hereto receives a counterpart hereof signed by the other party hereto. A facsimile copy of a signature page shall be deemed to be an original signature page.

                  6.6 Entire Agreement. This Agreement and the Escrow Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect thereto (including the confidentiality agreement dated May 3, 2002 between Purchaser and the Company).

                  6.7 Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

                  6.8 Calculation of Beneficial Ownership. Any provision in this Agreement that refers to a percentage of Common Stock or Voting Securities will be calculated based on the aggregate number of issued and outstanding securities at the time of such calculation, but will not include in the denominator any such securities issuable upon any options, warrants or other securities that are exercisable for such securities.

                  6.9 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto will be enforceable to the fullest extent permitted by law.

                  6.10 Jurisdiction; Consent to Service of Process. Each party hereby irrevocably submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York located in New York, New York or the United States District for the Southern District of New York (as applicable, a "New York Court"), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

                  6.11 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

                  6.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  6.13 Relationship to Certain Restrictions in the Company's Articles of Incorporation. Neither (a) the approval of the Board of Directors of the Company of this Agreement, the transactions contemplated hereby or any of the transactions contemplated by the plan of reorganization of Williams Communications Group, Inc. under chapter 11 of the Bankruptcy Code consummated in connection with the execution and delivery of this Agreement or (b) the Company's execution and delivery of this Agreement, will in any such case be deemed to be approval of any transaction or transfer of Securities for purposes of Article IV, Section 3.C. or 3.G. of the Articles of Incorporation, whether or not such transaction or Transfer would otherwise be permitted under this Agreement.


                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              LEUCADIA NATIONAL CORPORATION


                              By: /s/ JOSEPH A. ORLANDO
                                 --------------------------------------
                                    Name:    Joseph A. Orlando
                                    Title:    Vice President and CFO


                              WILTEL COMMUNICATIONS GROUP, INC.


                              By:  /s/ HOWARD S. KALIKA
                                  -------------------------------------
                                    Name:    Howard S. Kalika
                                    Title:    Vice President

                                                                       EXHIBIT A


                          FORM OF ASSUMPTION AGREEMENT

         The undersigned hereby agrees, effective as of the date hereof, to become a party to, and be bound by the provisions of, that certain Stockholders Agreement (the "Agreement") dated as of October 15, 2002 by and between WilTel Communications Group, Inc. and Leucadia National Corporation and for all purposes of the Agreement, the undersigned will be an "Investor" (as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

--------------------------------------------

--------------------------------------------

--------------------------------------------

Facsimile No.
             -------------------------------



                                     [Name]


                                     By:
                                        --------------------------------------
                                          Name:
                                          Title: